STAGECOACH FUNDS, INC.

                          Variable Rate Government Fund

                Supplement dated June 5, 1998 to the Prospectuses dated December 15, 1997 and February 1, 1998 (each as supplemented on February 18, 1998)

                   Class C shares of the Variable Rate Government
                Fund are now available for purchase only by investors who owned Class C shares of the Fund prior to the date of this Supplement.

                   Please keep this Supplement with your prospectus.






                                                       SC IC SUP (6/98)
                                                       SC ICI SUP (6/98)